Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	November 30, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	X	X
(P&L1)
2.	Monthly Cash Flow Report	X	X
(CF1; 3 pages)
3.	Statement of Operations	X	X
(Oprept)
4.	Other reports/documents as	X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	December 30, 2005
(Name)
	Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended November 30, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* ATA filed its Disclosure Statement, including the Plan of Reorganization, financial projections, valuation and liquidation analyses.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* ATA executed a commitment letter with Matlin Patterson Global Opportunities Partners II, L.P. for debtor in possession and exit financing. ATA sold the assets of two of its subsidiaries: Ambassadair Travel Club and Amber Travel, a retail travel agency. ATA’s flight attendants ratified a new contract that included cost savings.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 11/30/2005, $2,257,109.
What amount of these receivables is considered uncollectible? $1,927,186.

5. If assets have been sold this month in other than the ordinary course of business. Provide the following information:

a. asset(s) sold:	Ambassadair and Amber Travel assets

b. date of sale:	11/17/2005

c. sales price:	$300,000

d. net amount received:	$125,000

a. asset(s) sold:	Rotable Parts

b. date of sale:	11/3/2005

c. sales price:	$1,828,335

d. net amount received:	$850,000

a. asset(s) sold:	Two Owed SAAB 340B

b. date of sale:	11/18/2005

c. sales price:	$1,850,000

d. net amount received:	$1,850,000

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Chairman	$4,300	Salary
Eugene J Moebius	Related to Chairman	$4,304	Salary
Gordon D Moebius	Related to Chairman	$6,438	Salary
J George Mikelsons	Chairman/Non-employee Director	$53,500	Severance/Meeting Participation
Gilbert F Viets	Assistant to the Chairman	$22,638	Salary
John G Denison	Chief Executive Officer & President	$21,538	Salary
Subodh Karnik	Chief Commercial Officer and Senior Vice President	$20,769	Salary
John Graber	Senior Vice President	$17,342	Salary
Francis J. Conway	Chief Financial Officer	$3,175	Business Expenses
Subodh Karnik	Chief Commercial Officer and Senior Vice President	$164	Business Expenses
Claude E. Willis	Non-employee Director	$11,500	Meeting Participation
Byron F. Johnson	Non-employee Director	$12,000	Meeting Participation
Robert A. Abel	Non-employee Director	$12,500	Meeting Participation
Andrejs P. Stipnieks	Non-employee Director	$9,000	Meeting Participation

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 10/31/05	3,854	355

b. Number hired during period.	4	1

c. Number terminated or resigned.	(196)	(53)

d. Total number of employees on
payroll at the end of this period.	3,662	303

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended November 30, 2005
(Dollars in thousands)

November 30,
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	(11,392)
Adjustments to reconcile net income before reorganization expenses to net cash used in operating activities:
Depreciation and amortization	2,866
Other non-cash items	(3,183)
Changes in operating assets and liabilities:
Receivables	22,753
Inventories	3,254
Prepaid expenses	652
Accounts payable	9
Air traffic liabilities	(14,537)
Liabilities subject to compromise	1,328
Accrued expenses	(5,381)
Net cash (used in) operating activities	(3,631)

Reorganization activities:
Reorganization items , net	(7,683)
Prepaid expenses	728
Liabilities subject to compromise	(824)
Accrued Expenses	2,264
Proceeds from sale of property and equipment	2,825
Assets held for sale	2,000
Receivables	(923)
Other non-cash items	3,394
Net cash provided by reorganization activities	1,781

Investing activities:
Capital expenditures	(1,770)
Noncurrent prepaid aircraft rent	-
Additions to other assets	720
Proceeds from sales of property and equipment	-
Net cash (used in) investing activities	(1,050)

Financing activities:
Decrease in restricted cash	1,283
Net cash provided by financing activities	1,283

Decrease in cash and cash equivalents	(1,617)
Cash and cash equivalents, beginning of period	63,304
Cash and cash equivalents, end of period	61,687

Cash Flow Summary
Cash at 10/31/2005	63,304
Receipts	84,689
Disbursements	(86,306)
Cash at 11/30/2005	61,687

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended November 30, 2005

STATUS OF TAXES

	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$0	$1,738,272	$(1,738,272)	$0
FICA-employee and employer	353,361	1,736,943	(1,703,399)	386,904
unemployment	756	1,435	(1,588)	603
income	-	-	-	-
[1] excise tax on transportation	4,145,979	2,509,486	(3,723,536)	2,931,930
[2] passenger facility charges	1,428,794	824,403	(1,322,484)	930,713
3 US passenger security fee	1,013,360	650,680	(1,014,295)	649,745
[3] customs and immigration Fees	281,922	88,559	(10,402)	360,079
3 APHIS fees	79,754	42,688	(3,555)	118,887
APHIS by aircraft	7,447	6,930	-	14,377

a. subtotal	$7,311,373	$7,599,396	$(9,517,531)	$5,393,238

STATE & LOCAL

withholding	$-	$463,315	$(463,315)	$-
sales/use tax	134,152	41,777	-	175,929
unemployment	23,308	13,069	(15,178)	21,199
income	-	-	-	-
other real property	603,766	64,135	(12,144)	655,757
personal property	2,101,590	329,489	-	2,431,079

b. subtotal	$2,862,816	$911,786	$(490,638)	$3,283,964

FOREIGN
c. subtotal	$1,689,643	$340,437	$(164,782)	$1,865,297

TOTAL TAXES PAID-from a., b.& c. above			$(10,172,952)

Explain the reason for any past due post-petition taxes: Certain post-petition taxes that are the responsibility of C8 Airlines, Inc. are past due. All of the assets of C8 Airlines, Inc. have been sold. The amount available to pay administrative claims, including these taxes, has not yet been finally determined.

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES

for the month ended November 30, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$3,024,615	$97,230	$46,272	$1,339,872	$4,507,989

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	85,383,610

Ambassadair Travel Club, Inc.	786,227

ATA Leisure Corp.	-

Amber Travel, Inc.	20,193

American Trans Air Execujet, Inc.	8,243

ATA Cargo, Inc.	101,817

C8 Airlines, Inc. (formally known as Chicago Express Airlines, Inc.)	5,657

Total	$86,305,747

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended November 30, 2005
(Dollars in thousands, except per share data)

	November 30,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$40,923	$592,138
Charter	24,582	380,850
Ground package	719	13,195
Other	2,423	32,877
Total operating revenues	68,647	1,019,060

Operating expenses:
Fuel and oil	22,889	299,746
Salaries, wages and benefits	18,944	264,211
Aircraft rentals	10,210	139,260
Handling, landing and navigation fees	4,428	83,306
Aircraft maintenance, materials and repairs	3,115	41,309
Crew and other employee travel	3,077	41,717
Depreciation and amortization	2,866	33,748
Passenger service	2,207	34,504
Other selling expenses	2,101	27,183
Commissions	1,815	24,852
Facilities and other rentals	1,299	19,128
Insurance	1,277	13,457
Ground package cost	655	11,041
Advertising	532	9,666
Aircraft impairments and retirements	-	403
Other	4,289	51,232
Total operating expenses	79,704	1,094,763

Operating income (loss)	(11,057)	(75,703)

Other income (expense):
Interest income	192	2,249
Interest expense	(416)	(5,549)
Reorganization expenses	(7,683)	(503,901)
Other	(111)	(758)
Other expense	(8,018)	(507,959)

Income (loss) before income taxes	(19,075)	(583,662)

Income taxes	-	-
Net income (loss)	(19,075)	(583,662)

Preferred stock dividends	-	-
Income (loss) available to common shareholders	$(19,075)	$(583,662)

Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(1.61)	$(49.36)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$(1.61)	$(49.36)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET
for the month ended November 30, 2005
(Dollars in thousands)

November 30,
2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$61,687
Receivables, net of allowance for doubtful accounts
(2005 - $4,827; 2004 - $2,608)	101,603
Inventories, net	34,421
Prepaid expenses and other current assets	26,501
Total current assets	224,212

Property and equipment:
Flight equipment	165,393
Facilities and ground equipment	142,684
308,077
Accumulated depreciation	(173,426)
134,651

Restricted cash	30,284
Goodwill	6,987
Prepaid aircraft rent	154
Investment in BATA	4,943
Deposits and other assets	25,465
Total assets	$426,696

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short Term Debt	$41,000
Accounts payable	4,508
Air traffic liabilities	70,570
Accrued expenses	121,350
Total current liabilities	237,428

Deferred items	29,493

Liabilities subject to compromise	1,633,993

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,563,619)
Total shareholders' deficit	(1,504,218)
Total liabilities and shareholders' deficit	$426,696

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries annual 2005 audited consolidated financial statements required to be filed with the Annual Report on Form 10K with the Securities and Exchange Commission by March 31, 2006.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in November 2005

	Amount	Cleared Date

Akin, Gump, Strauss, Hauer & Feld LLP	392,583	11/25/05

Baker & Daniels	335,185	11/25/05

BMC	437,014	11/11/05

Ernst & Young	63,431	11/14/05

Greenbaum Doll & McDonald	28,035	11/16/05

Huron Consulting	84,584	11/10/05

KPMG LLP	28,400	11/17/05

Lytle Soule & Curlee	6,894	11/8/05

Navigant Capital Advisors	156,058	11/29/05

Paul, Hastings, Janofsky	10,602	11/16/05

Total	1,542,786

Attachment A: Summary of Pre-Petition Payments made during November 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	221,223

Customer Programs Motion or Employee Obligations Motion	-

Insurance Motion	-

Not Asset of Estate or Tax Motion	13,796

Airport Fees Motion	-
Total Pre-Petition Payments	$235,019

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

The Connecticut Indemnity Company	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2006	Property Coverage
Hartford Fire Insurance Company	August 15, 2006	Domestic Automobile Liability and Physical Damage Coverage
Chubb Custom	August 19, 2012	Pollution Legal Liability
ING Commercial America, S.A.	October 1, 2006	Mexican Property Coverage
Ing Seguros Commercial America	October 1, 2006	Mexican General Liability
Ing Seguros Comercial America	October 1, 2006	Mexican Auto Policy
Zurich	October 1, 2006	Mexican Public Liability Aircraft Policy
Underwriters at Lloyd's and certain Insurance Companies, London, England through Aon Group Limited -
Illinois National Insurance Company through American International Aviation Agency, Inc.
Member Companies of La Reunion Aerienne through La Reunion Aerienne
	October 1, 2006	Aviation Hull & Liability
Illinois National Insurance Company	October 1, 2006	Execujets Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2006	Execujets Aircraft Hull and Liability
AIG	December 14, 2006	Workers’ Compensation
The Insurance Company of the State of Pennsylvania	December 14, 2006	Casualty Program (Defense Base Act)
American Int’l Insurance Co.	December 15, 2006	Puerto Rico Auto
Federal Aviation Administration	December 31, 2005	Aviation Hull War Risks & War Third Party Liability (FAA has extended the policy through 8/31/06, renewal in process)

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$30,578	$5,714
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	82,655	(81,468)
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	16,394	16,884
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	-	-
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	147,551	285,337
US Bank	873792676	Outstation MSP, CID	ATA Airlines	22,752	33,387
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	35,052	70,483
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	29,520	40,677
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	456,384	68,961
		Foreign Coin		5,828	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	29,790	29,790
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	1,000	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	205,247	417,609
Wachovia	14739239	Outstation SRQ	ATA Airlines	-	-
Fleet	52743764	Outstation BOS	ATA Airlines	32,503	32,426
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	16,311	17,478
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	570	570
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	177,748	240,745
Citibank	3813-7141	Outstation LGA	ATA Airlines	61,526	127,614
Dresdner	5402815	D mark checking	ATA Airlines	148,112	29,154
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	143,084	177,445
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(427,400)	50,229
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	6,338	12,722
Wachovia	3764120	Outstation PHL	ATA Airlines	-	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,237	1,237
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	239,333	220,864

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(2,424)	$(3,351)
Wachovia	13904573	Outstation MIA	ATA Airlines	-	-
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	-	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	-	-
First American	6583021096	Outstation DSM	ATA Airlines	-	-
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	12,976	23,617
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	-	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	10,669	19,117
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	28,912	36,004
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	6,621	41,565
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	104,536	116,085
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	72,912	70,057
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	13,051	26,093
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	14,930	15,887
National City Bank	884153730	Outstation MLI	ATA Airlines	-	-
National City Bank	657391691	Outstation TOL	ATA Airlines	-	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	91,308	245,668
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,601	1,605
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	114,555	121,432
National City Bank	658807273	Outstation PIT	ATA Airlines	-	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	87,291	47,939
Trancentrix	N/A	Foreign Payments		317,413	(89,445)
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(4,138,786)	(2,079,791)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	1,036	1,036
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description		Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts		Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo		ATA Cargo Inc	9,478	12,174
National City	204149	Deposits and Credit Card Receipts		American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account		C8 Airlines, Inc.	75,330	69,747
Bank One	4273893	Depository - Any money received		C8 Airlines, Inc.	1,613,153	1,652,372
Regions	205133	Investment Sweep		C8 Airlines, Inc.	-	-
National City Bank	758014652	Petty cash - South Bend		C8 Airlines, Inc.	407	407
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account		ATA Airlines	51,539,091	48,009,816
Bank One		Money Market - Officer's Salaries		ATA Holdings	542,912	542,912
		Money Market Fund		Washington Assurance	188,271	188,271
Other					(10,815)	(26,883)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust		ATA Airlines	5,030,890	4,793,071
First Indiana Bank	10101423	PFC Trust		ATA Airlines	3,829,562	3,874,807
First Indiana Bank	10101436	U.S. Gov't Trust		ATA Airlines	1,509,517	1,394,989
Foreign Draft	N/A	Foreign payments		ATA Airlines	0	0
National City	538943190	Outstation CLE		ATA Airlines	0	0
Huntington National Bank	01409602066	ATATC Deposits		American Trans Air Training Corp.	0	0
Huntington National Bank	01400666328	Government funds (tuition	)	American Trans Air Training Corp.	0	0

Bank Account Total:	$63,258,946	$61,642,320
Petty Cash Total:	44,987	44,787
Total Funds:	$63,303,932	61,687,107

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.
These bank accounts are funded as checks clear.